UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                                                                                         December 18, 2008

INTERNATIONAL CONSOLIDATED COMPANIES, INC.
(Exact name of registrant as specified in its charter)

Florida                                                                                                                                         050742                                                                                                      02-0555904
(State or other jurisdiction of incorporation)                                                        (Commission File Number)                                                   (IRS Employer Identification No.)

2100 19th Street, Sarasota, FL                                                                                                                                                                                                                             34234
(Address of principal executive offices)                                                                                                                                                                                                         (Zip Code)

Issuer’s telephone number including Area Code                                                                                                                                                                               (941) 330-0336

Not Applicable
(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

International Consolidated Companies Inc. (the “Company”) has entered into an agreement to purchase 100% of the outstanding shares of Telestar Acquisition Corporation, a Pennsylvania Corporation and Tele-Response Center, Inc., a Tennessee Corporation that operate as 1 2 1 Direct Response (collectively “1 2 1 DR”). 1 2 1 Direct Response is a full-service direct response consulting, idea development, and campaign execution organization. 1 2 1 DR provides a full-service direct mail design, printing, fulfillment, and mailing facility and direct response expertise in nonprofit and commercial direct marketing.

The Company will pay three (3) times trailing 12 month EBITA less the indebtedness of Tele-Response and Telestar Acquisition Corporation, to be assumed by the company, but not less than $1.5 million to be paid in shares of the Company valued at $0.075 per share for a minimum payment of 20,000,000 (Twenty Million) shares. The Company is also obligated to provide $300,000 in working capital for the operations of 1 2 1 DR during the first six months after the closing or the Seller may unwind the transaction. The seller or its nominee will also receive a seat on the Company’s board of directors.

1 2 1 DR provides its services through four owned contact centers in the US.  In addition, 1 2 1 DR has partnerships with providers in Guatemala and Costa Rica focused primarily on the Hispanic market in the US.  The contact centers are located in the following cities and have the following seat capacities:

Contact Center Location and Capacity
•	Philadelphia, PA - 72 contact center seats with over 150 agents
•	Media, PA - 80 contact center seats with over 170 agents
•	Weston, WV - 108 contact center seats with over 220 agents
•	Parkersburg, WV - 102 contact center seats with over 210 agents
Contact Center Capabilities
•	in excess of 70,000 contact center agent-hours per month
•	362 outbound contact center stations
•	80 inbound contact center stations
•	Live 3rd party switching capability
•	Lines per agent ratio of 2.5:1
•	Unlimited script branching capability
•	Edit checking available on all file fields
•	Unlimited file-length handling
•	Wireless remote in-house monitoring
•	Remote monitoring enabled

The Company expects to close the transaction in January 2009 upon completion of agreements with the 1 2 1 DR’s creditors.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
The Company shall provide the financial statements by amendment to this report on Form 8-K not later than 71 calendar days after the date that the initial report on Form 8-K must be filed.

(d)  Exhibits

10.1           Share Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT:
Date:  December 24, 2008                                                                    INTERNATIONAL CONSOLIDATEDCOMPANIES, INC.

By: /S/ Antonio F. Uccello, III
Antonio F. Uccello, III, President
and Chief Executive Officer